SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 30, 2002

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-77054	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

8.1

Tax Opinion of McKee Nelson LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON
      MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name:

Kevin Steele

Title:

Vice President

Dated:  October 30, 2002

Exhibit Index

Exhibit

Page

8.1

Tax Opinion of McKee Nelson LLP

Exhibit 8.1

MCKEE NELSON LLP

5 Times Square, 35th Floor

New York, New York  10036

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

October 30, 2002

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York  10010

Bank One, National Association
1 Bank One Plaza, Suite IL1-0126
Chicago, Illinois  60670-0126

Moody’s Investors Service, Inc.
99 Church Street
New York, New York 10007

Standard and Poor’s Ratings Services,
    a division of The McGraw Hill Companies, Inc.
55 Water Street
New York, New York 10041

Re:

Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-29

Ladies and Gentlemen:

We have acted as special counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the “Company”), in connection with the issuance of the CSFB Mortgage-Backed Pass-Through Certificates of the above-referenced Series (the “Certificates”).  The Class I-A-1, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class A-X, Class I-P, Class II-P, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates are referred to herein as the “Regular Interest Certificates.”

The Certificates will represent the entire beneficial ownership interest in a trust fund (the “Trust Fund”) to be created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2002 (the “Pooling Agreement”), among the Company, as depositor (the “Depositor”), Bank One, National Association, as trustee (the “Trustee”), DLJ Mortgage Capital, Inc., as a seller (“DLJMC”), GreenPoint Mortgage Funding, Inc., as a seller (“GreenPoint”), Washington Mutual Mortgage Securities Corp., as a seller and servicer (“WMMSC”, and together with DLJMC and GreenPoint, the “Sellers”), Fairbanks Capital Corp., as a servicer and as special servicer (“Fairbanks,” and together with WMMSC, the “Servicers”), Chase Manhattan Mortgage Corporation, as master servicer (“CMMC”) and JPMorgan Chase Bank, as trust administrator.  The assets of the Trust Fund will consist primarily of a pool of conventional fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.  Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling Agreement.

In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

(1)

A signed copy of the Registration Statement on Form S-3 (File No. 333-77054) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), on January 18, 2002, together with each amendment thereto (such registration statement, as amended and as declared effective by the Commission on March 6, 2002, is referred to herein as the “Registration Statement”).

(2)

The Prospectus dated September 20, 2002 (the “Base Prospectus”), as supplemented by the Prospectus Supplement, dated October 25, 2002 (the “Prospectus Supplement”) in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Base Prospectus, as supplemented by the Prospectus Supplement, the “Prospectus”).

(3)

The Pooling Agreement (together with the Prospectus, the “Documents”).

(4)

A specimen Certificate of each Class of Certificates.

In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below.  Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.  Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents.  Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies.  We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Certificates, and that the issuance of the Certificates and the other transactions set forth in or contemplated by the Documents are not part of another transaction or another series of transactions that would require the Trust Fund, any investor or any other participant to treat such transaction or transactions as subject to the disclosure, registration, or list maintenance requirements of Section 6011, 6111, or 6112 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of the Closing Date, each REMIC created pursuant to the Pooling Agreement will qualify as a REMIC within the meaning of Section 860D of the Code, assuming (i) compliance with the Pooling Agreement, and (ii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.  The Regular Interest Certificates represent ownership of regular interests in the Master REMIC.  The Class AR Certificates represent ownership of the sole class of residual interest in each REMIC created pursuant to the Pooling Agreement.

In addition, based upon the foregoing, it is our opinion that, under existing laws of the State of New York and the City of New York, insofar as each REMIC qualifies as a REMIC under Section 860D(a) of the Code:  (i) each REMIC will be exempt from all taxes imposed or authorized by New York State upon its capital stock, franchises or income, and (ii) each REMIC will be exempt from taxes imposed by chapter five of the New York City tax law (the New York City Unincorporated Business Income Tax) and taxes imposed by chapter six of the New York City tax law (the New York City Business Tax).

The statements in the Base Prospectus and the Prospectus Supplement, as the case may be, under the heading “Material Federal Income Tax Consequences,” and “Federal Income Tax Consequences,” respectively, to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects.

The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, the tax law of the State of New York, Chapters Five and Six of the New York City tax law and any regulations issued or proposed thereunder and releases of the New York Department of Finance and Taxation and the New York City Finance Administration, any of which could be changed at any time.  Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based.  The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States or the tax laws of the State or City of New York.  This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so.  This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein.  This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

Very truly yours,

MCKEE NELSON LLP

5 Times Square, 35th Floor

New York, New York  10036

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

October 30, 2002

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C.  20549

RE:

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2002-29

Ladies and Gentlemen:

We have acted as counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the “Company”).  We enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K in connection with the above-referenced transaction.

Very truly yours,

/s/ Noble Black

            Noble Black

Enclosure